                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                                ONE TOWER SQUARE
                          HARTFORD, CONNECTICUT 06183
                           TELEPHONE: (800) 334-4298

                           THE TRAVELERS MARKETLIFESM
             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES
              THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE
                                   PROSPECTUS
                                  MAY 1, 1997

This Prospectus describes The Travelers MarketLifesm, an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Life and Annuity Company (the "Company") and funded by The Travelers Fund UL II for Variable Life Insurance ("Fund UL II"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $50,000. The premium payment may be allocated by the Policy Owner to one or more of the mutual funds underlying Fund UL II (the "Investment Options").

The Policy has a Right to Cancel Period during which the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance.

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which premium payments have been allocated, and the Policy Owner bears the investment risk for all amounts so allocated. Additionally, the Cash Value is reduced by the various fees and charges assessed under the Policy, as set forth in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value is sufficient to pay the monthly charges imposed under the Policy subject to the Continuation of Insurance provision of the Policy, or for such longer period as may be provided under the Lapse Protection Guarantee.

A Policy Owner will have two options with respect to the death benefit under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Stated Amount (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). A Policy Owner may also elect to change the death benefit option, subject to certain conditions.

It may not be advantageous to replace your existing life insurance policy or supplement an existing flexible premium variable life insurance policy with the Policy described in this Prospectus.

This Policy may be or become a modified endowment Policy under federal tax law. If it is classified as a modified endowment Policy, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR EACH OF THE INVESTMENT OPTIONS. EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTMENT.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1997.

                               TABLE OF CONTENTS

GLOSSARY OF SPECIAL TERMS....................................................    Glossary 1-2
PROSPECTUS SUMMARY...........................................................     Summary 1-3
THE INSURANCE COMPANY........................................................               1
THE POLICY...................................................................               1
  The Policy Application.....................................................               1
  Beneficiary................................................................               2
  Assignment.................................................................               2
  Allocation of Premium Payments.............................................               2
  Right to Cancel............................................................               2
  Statements to Policy Owners................................................               2
CHARGES AND DEDUCTIONS.......................................................               3
  Charges Against Premium....................................................               3
     Front-End Sales Charge..................................................               3
     State Premium Tax Charge................................................               3
  Monthly Deduction Amount...................................................               3
     Cost of Insurance Charge................................................               3
     Policy Administrative Charge............................................               3
     Charges for Supplemental Benefit Provisions.............................               4
  Charges Against the Separate Account.......................................               4
     Mortality and Expense Risk Charge.......................................               4
     Administrative Expense Charge...........................................               4
  Charges Against the Investment Options.....................................               4
  Surrender Charges..........................................................               4
     Percent of Premium Charge...............................................               4
     Per Thousand of Stated Amount Charge....................................               5
  Maximum Sales Charges......................................................               5
  Reduction or Elimination of Charges........................................               6
  Transaction Charge.........................................................               6
POLICY BENEFITS AND RIGHTS...................................................               6
  Cash Value and Cash Surrender Value........................................               6
  Policy Loans...............................................................               7
  Lapse and Reinstatement....................................................               7
  Lapse Protection Guarantee.................................................               8
  Exchange Rights............................................................               8
  Death Benefit..............................................................               8
     Changes in Death Benefit Option.........................................              10
     Payment Options.........................................................              10
     Limit on Right to Contest and Suicide Exclusion.........................              11
     Misstatement as to Sex and Age..........................................              11
     Changes in Stated Amount................................................              11
     Maturity and Maturity Extension Benefits................................              12

THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS..............................              12
  The Travelers Fund UL II for Variable Life Insurance (Fund UL II)..........              12
  The Investment Options.....................................................              12
  General....................................................................              17
  Accumulation Unit Values...................................................              18
  Mixed and Shared Funding...................................................              18
  Substitution...............................................................              18
TRANSFER OF CASH VALUE.......................................................              19
DOLLAR-COST AVERAGING (AUTOMATED TRANSFERS)..................................              19
PERFORMANCE INFORMATION......................................................              19
MISCELLANEOUS................................................................              22
  Voting Rights..............................................................              22
  Disregarding Voting Instructions...........................................              23
  Suspension of Valuation....................................................              23
  Dividends..................................................................              23
  Distribution...............................................................              23
  Legal Proceedings and Opinion..............................................              23
  Independent Accountants....................................................              24
  Registration Statement.....................................................              24
FEDERAL TAX CONSIDERATIONS...................................................              24
  General....................................................................              24
TAX STATUS OF THE POLICY.....................................................              24
  Definition of Life Insurance...............................................              24
  Diversification............................................................              25
  Investor Control...........................................................              25
TAX TREATMENT OF POLICY BENEFITS.............................................              26
  In General.................................................................              26
  Modified Endowment Contracts...............................................              26
  Exchanges..................................................................              26
  Policies which are not Modified Endowment Contracts........................              27
  Treatment of Loan Interest.................................................              27
  Aggregation of Modified Endowment Contracts................................              27
  The Company's Income Taxes.................................................              27
MANAGEMENT...................................................................              28
ILLUSTRATIONS................................................................              29
APPENDIX.....................................................................              35
  A -- Annual Minimum Premiums...............................................              35
  B, B(1), B(2) -- Surrender Charges.........................................           36-38
  C -- Current Monthly Administrative Charge.................................           39-40
  C(1) -- Guaranteed Monthly Administrative Charge...........................              41
  Financial Statements

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the death benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Life and Annuity Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the Portfolios to which you may allocate premiums or Cash Value through segments of the Separate Account available under Fund UL II.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LAPSE PROTECTION GUARANTEE -- a benefit which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

MONTHLY PREMIUM THRESHOLD -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first three Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the death benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

                                   Glossary-1

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Life and Annuity Company, the investment experience of which is kept separate from that of other assets of The Travelers Life and Annuity Company; for example, The Travelers Fund UL II for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                                   Glossary-2

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?

The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the Owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

SUMMARY OF MARKETLIFE FEATURES

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL II:

    AIM CAPITAL APPRECIATION PORTFOLIO          TEMPLETON ASSET ALLOCATION FUND
    ALLIANCE GROWTH PORTFOLIO                   TEMPLETON BOND FUND
    DREYFUS STOCK INDEX FUND                    TEMPLETON STOCK FUND
    FIDELITY VIP EQUITY-INCOME PORTFOLIO        TRAVELERS CAPITAL APPRECIATION FUND
    FIDELITY VIP GROWTH PORTFOLIO               TRAVELERS CASH INCOME TRUST
    FIDELITY VIP HIGH INCOME PORTFOLIO          TRAVELERS MANAGED ASSETS TRUST
                                                TRAVELERS U.S. GOVERNMENT SECURITIES
    FIDELITY VIP II ASSET MANAGER PORTFOLIO     PORTFOLIO
    MFS TOTAL RETURN PORTFOLIO                  TRAVELERS ZERO COUPON BOND PORTFOLIO 1998
    SMITH BARNEY HIGH INCOME PORTFOLIO          TRAVELERS ZERO COUPON BOND PORTFOLIO 2000
    SMITH BARNEY INCOME AND GROWTH PORTFOLIO    TRAVELERS ZERO COUPON BOND PORTFOLIO 2005
    SMITH BARNEY TOTAL RETURN PORTFOLIO         UTILITIES PORTFOLIO

For more information, including the investment objectives and investment advisers, refer to page 12, and the prospectuses for each Investment Option.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in Cash Income Trust. After that, the value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period (p. 2).

                                    Summary-1

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy as well as paying Policy benefits and assuming related risks:

POLICY CHARGE

- Premium Expense Charge -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.

                                                                                            TOTAL
                                                                      SALES     PREMIUM    PREMIUM
                           STATED AMOUNT                              CHARGE      TAX      EXPENSE
                     -------------------------                        ------    -------    -------
less than $500,000                                                     2.5%       2.5%       5.0%
$500,000 to $999,999                                                   2.0%       2.5%       4.5%
$1,000,000 and over                                                      0%       2.5%       2.5%

This charge pays some distribution expenses and state and local premium taxes (p. 3).

- Monthly Deduction -- deductions taken from the value of your Policy each month to cover cost of insurance charges, Policy administrative charges and charges for optional benefits (p. 3).

- Surrender Charge -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge (p. 4).

- Partial Surrender Charge -- applies if you surrender part of the value of your Policy (p. 4).

ASSET-BASED CHARGES

- Mortality and Expense Risk Charge -- applied to the assets of the Investment Options on a daily basis which equals an annual rate of .80% for the first fifteen years and .45% thereafter (p. 4).

- Administrative Charge -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .10% for the first fifteen years and 0% thereafter (p. 3).

- Fund Investment Management Fees -- the purchase of shares of the Investment Options happens on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

- Level Option (Option 1): the death benefit will be equal to the Stated Amount or the Minimum Amount Insured.

- Variable Option (Option 2): the death benefit will be equal to the greater of the Stated Amount of the Policy plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, MarketLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value. After year 13, the Company offers zero net cost loans (p. 7).

You may cancel a portion of your Policy while the Insured is living and receive a portion of the Cash Surrender Value. You may also cancel the entire Policy to receive the full Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender (p. 4).

                                    Summary-2

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298 (p. 19).

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or several others (p. 19).

LAPSE PROTECTION GUARANTEE: This guarantees that, regardless of the performance of the Investment Options that you select, your Policy will remain in effect for the first three Policy Years. You are required to pay at least the cumulative applicable Monthly Premium Threshold displayed on your Policy's Contract Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Guarantee is in effect.

GRACE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the lapse protection rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options (p. 8).

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary (p. 26). At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC (p. 26).

                                    Summary-3

                             THE INSURANCE COMPANY
--------------------------------------------------------------------------------

The Travelers Life and Annuity Company (the "Company") is a stock insurance company which has been continuously engaged in the insurance business since its incorporation in the state of Connecticut in 1973. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for Fund UL II. The Company is licensed to conduct life insurance business in a majority of the states of the United States, and intends to seek licensure in the remaining states, except New York. The Company's obligations as depositor for Fund UL II may not be transferred without notice to and consent of Policy Owners.

The Company is a wholly owned subsidiary of The Travelers Insurance Company, which is an indirect wholly owned subsidiary of Travelers Group Inc. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number (860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance policies, as well as to various federal and state securities laws and regulations.

                                   THE POLICY
--------------------------------------------------------------------------------

The Policy described in this Prospectus is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is deemed to be "variable" because unlike the fixed benefits of an ordinary whole life insurance Policy, the Cash Value and, under certain circumstances, the Death Benefit of the Policy may increase or decrease depending on the investment experience of the Investment Options to which the Premium Payment has been allocated. As an insurance product, the Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.

THE POLICY APPLICATION

Individuals wishing to purchase a Policy must submit an application to the Company. As with traditional insurance Policies, a Policy Owner may state the amount of insurance desired (the "Stated Amount"), which amount may not be less than $50,000. A Policy Owner may request an increase or decrease in the Stated Amount of the Policy in writing from time to time. (See "Changes in Stated Amount," page 11.) No change in the terms or conditions of the Policy will be made without the consent of the Policy Owner.

A Policy will be issued only on the life of an Insured who supplies evidence of insurability satisfactory to the Company. Acceptance is subject to the Company's underwriting rules.

No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance.

Insurance coverage under a Policy will begin only after the Applicant has satisfied all outstanding underwriting delivery requirements, and after the Company has received the first premium. The Policy Date is the date used to determine all future cyclical transactions on the Policy, e.g., Deduction Dates, Policy Months and Policy Years. The Policy Date may be prior to, or the same date as, the date on which the Policy is issued (the "Issue Date"). During the underwriting period, any premium paid under the Policy will be held in a non-interest bearing suspense account.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

ALLOCATION OF PREMIUM PAYMENTS

The first premium will be applied to the Policy on the later of the Policy Date or the date it is received at the Company's Home Office. During the Applicant's Right to Cancel Period, the Company will allocate Net Premiums to the Cash Income Trust. At the end of the Applicant's Right to Cancel Period, the account value in Cash Income Trust will be allocated (in whole percentages) among the Investment Option(s) selected on the Application to purchase Accumulation Units. Net Premium payments received on or after the expiration of the Applicant's Right to Cancel Period will be allocated among the Investment Options to purchase Accumulation Units in such Investment Options as directed by the Policy Owner or, in the absence of directions, as stated in the original application. The number of Accumulation Units of each Investment Option to be credited to the Policy once a Premium Payment has been received by the Company will be determined by dividing the Premium Payment applied to the Investment Option by the Accumulation Unit Value of the Investment Option next computed following receipt of the payment.

RIGHT TO CANCEL

An Applicant has a limited right to return the Policy for cancellation by returning the Policy, by mail or personal delivery, to the Company or to the agent who sold the Policy. The Policy must be returned either (1) within 10 days after delivery of the Policy to the Policy Owner, (2) within 45 days of completion of the Policy application, or (3) within 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest. The Company will return to the Applicant a refund of the greater of all premium payments paid for the Policy, or the sum of (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s), (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

STATEMENTS TO POLICY OWNERS

The Company will maintain all records relating to Fund UL II and the Investment Options. At least once in each Policy Year, the Company will send to Policy Owners a statement containing the following information: (1) the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value); (2) the date and amount of each premium payment; (3) the date and amount of each Monthly Deduction; (4) the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account; (5) the date and amount of any partial cash surrenders and the amount of any partial surrender charges; (6) the annualized cost of any supplemental benefits purchased under the Policy; and (7) a reconciliation since the last report of any change in Cash Value and Cash Surrender Value. The Company will also send any other reports required by any applicable state or federal laws or regulations.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE

Upon receipt of a Premium Payment, and before allocation of the payment among the Investment Options, the Company deducts a front-end sales charge of 2.5%. This charge is reduced to 2% for Policies with an initial Stated Amount of $500,000 or more, and to 0% for Policies with an initial Stated Amount of $1,000,000 or more. Additional sales charges may be assessed upon any full or partial surrender. (See "Surrender Charges" page 4.)

Sales charges are intended to cover the Company's actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. The Company expects to recover the sales expenses of a Policy. To the extent sales expenses are not covered by the sales charges, the Company will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations," page 24.)

MONTHLY DEDUCTION AMOUNT

The Company will deduct from the Cash Value of the Policy a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount will be deducted pro rata from each of the Investment Options values attributable to the Policy on the first day of each Policy Month (the "Deduction Date"), commencing on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The following is a summary of monthly charges and expenses which make up the Monthly Deduction
Amount:

COST OF INSURANCE CHARGE

Cost of Insurance is deducted from the Policy Cash Value on a monthly basis. The amount of deduction is a function of the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.

POLICY ADMINISTRATIVE CHARGE

For the first three Policy Years, a monthly administrative charge is deducted from the Cash Value of the Policy. This charge also applies to any increase in the Stated Amount excluding Cost of Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes. This charge is used to cover expenses associated with issuing the Policy.

The amount charged varies by Policy and will be stated in the Policy. The charge currently varies by issue age, Stated Amount and smoker/non-smoker classification (see Appendix C for chart of current charges). The current Policy administrative charge are lower than the guaranteed maximum charge (see Appendix C(1) for the guaranteed maximum charges).

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if the Policy Owner has elected any of the following supplemental benefit provisions: Waiver of Monthly Deduction Rider, Child Term Rider, and Primary or Other Insured Term Rider. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

A daily charge is deducted from Fund UL II for mortality and expense risks. This charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.45% thereafter. The mortality risk assumed is that the cost of insurance charge specified in the Policy may be insufficient to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy. If all money collected by the Company from this charge is not needed to cover the mortality and expenses costs, the excess will be contributed to the Company's general account.

ADMINISTRATIVE EXPENSE CHARGE

The Company reserves the right to deduct a daily charge from Fund UL II for administrative expenses incurred by the Company. The charge is equivalent on an annual basis to 0.10% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter. The administrative expense charge, is designed to cover administrative costs associated with the maintenance of the Policies and the maximum fee is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force.

CHARGES AGAINST THE INVESTMENT OPTIONS

Fund UL II purchases shares of the Investment Options at net asset value. The net asset value of the Investment Option shares reflects investment advisory fees and other expenses already deducted from the assets of the Investment Options. The investment advisory fees and other expenses applicable to each of the Investment Options are described in the individual prospectuses for the Investment Options.

SURRENDER CHARGES

There are two types of contingent surrender charges that can apply under the
Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge. These surrender charges are contingent because they only apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (or during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example (as illustrated on page 33), a Policy with a Stated Amount of $150,000 for a 45-year old male who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy for its Cash Value of $7,476 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,476); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase due to a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by Stated Amount and original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $64.65; in the tenth year, it is $0.72 for each $1,000, or $108.

No more than 20% of the Per Thousand of Stated Amount Charge is a sales charge. The remainder is designed to compensate the Company for administrative expenses not covered by other administrative charges. The administrative expense component of the Per Thousand of Stated Amount charge is set at a level which does not exceed the average expected cost of the administrative services to be provided while the Policy is in force. This administrative charge component of the Surrender Charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Charges," Page 6.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B, and have been further split into the sales charge component and the administrative charge component in Appendices B(1) and B(2), respectively.

MAXIMUM SALES CHARGES

Although the total sales charges assessed under the Policy will vary based on issue age, sex, year of surrender, amount of premium paid and amount surrendered, the maximum total sales charge for any Policy will never exceed 26.7% of the total premiums paid.

As stated above, the front-end sales charge for a Policy with no full or partial surrenders will never exceed 2.5% of actual premiums paid. The sales charges for a Policy with full or partial surrenders will vary, but in no event will they exceed the percentage of premiums paid as shown below.

 MAXIMUM SALES CHARGES                (AS A % OF
POLICY YEAR OF SURRENDER           PREMIUM PAYMENTS)
------------------------           -----------------
            1                             26.7%
            2                             24.9
            3                             23.1
            4                             21.2
            5                             19.4
            6                             16.1
            7                             14.4
            8                             12.5
            9                             10.6
           10                              8.8
           11+                             2.5

As the table demonstrates, the maximum sales charge for any Policy is less than 26.7% in every Policy Year other than the first (or in every year after the first year following an increase). (See the illustrations for an example.)

REDUCTION OR ELIMINATION OF CHARGES

The Company may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. The Company may reduce or eliminate sales charges and administrative charges in such arrangements to reflect the reduced sales expenses and administrative costs expected as a result of sales to a particular group.

TRANSACTION CHARGE

The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers. There is currently no charge for transfers.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction

Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties which include a percent of premium charge and per thousand of Stated Amount charge, as described on page 5 in more detail. No loan requests may be made for amounts of less than $100. If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in Massachusetts) and will not be affected by the investment performance of the Investment Options. During the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement" below). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

LAPSE AND REINSTATEMENT

Except as provided below under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy is insufficient to cover the Monthly Deduction Amount. If such event occurs, the Company will give written notice to the Policy Owner indicating that if the amount shown in the notice (which will be sufficient to cover the Deduction Amount due) is not paid within 61 days (the "Late Period"), the Policy may lapse. The Policy will continue through the Late Period, but if no payment is forthcoming, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable under the Policy will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," page 8.)

If the Policy lapses, the Policy Owner may reinstate the Policy upon payment of the reinstatement premium (and any applicable charges) shown in the Policy. A request for reinstatement may be made at any time within three years of lapse (unless a different period is required under applicable state law). The Net Premium due upon reinstatement is at least one-quarter of the Annual Minimum Premium, as shown in Appendix A, less any charges or fees, calculated as of the Deduction Date next following receipt of premium by the Company. The Cash Value of the Policy upon reinstatement will be equal to the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

LAPSE PROTECTION GUARANTEE

Policy Owners may elect to have a Lapse Protection Guarantee benefit as part of their Policy (as long as the Insured is not a substandard risk). The Lapse Protection Guarantee benefit provides that if during the first three Policy Years (the "Guarantee Period") the total premiums paid under the Policy, less any Loan Account Value or partial surrenders, equal or exceed the cumulative applicable Monthly Premium Threshold shown on the Policy Summary Page of the Policy, a Lapse Protection Guarantee will be in effect. (This guarantee may not be available in all jurisdictions.) This benefit provides that the Policy will not lapse during the next Policy Month even if the Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due, provided the next Policy Month is within the Guarantee Period. The Premium Threshold will change if the Policy Owner makes a change in the Stated Amount or adds or eliminates supplemental benefit riders under the Policy. In such event, the Company will send the Policy Owner notice of the new applicable Premium Threshold which must be met until the expiration of the Guarantee Period in order for the guarantee to remain in effect.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged at any time during the first 24 months after its issuance for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. The Policy Owner has the right to select the same Death Benefit or Net Amount At Risk as the former Policy. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before the Company will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

DEATH BENEFIT

As with traditional life insurance Policies, the Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described below.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will not be less than the current Stated Amount of the Policy less any outstanding Policy loan or Deduction Amount due but unpaid. The Death Benefit under either option may vary with the Cash Value of the Policy. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured is equal to a stated percentage of the Cash Value of the Policy determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured will be set forth in the Policy and may change as federal income tax laws or regulations change. The percentages used to calculate the Minimum Amount Insured decrease after the age of 40. The following is a schedule of the applicable percentages:

                        % SHALL
                      DECREASE BY
                       A RATABLE
                      PORTION FOR
   ATTAINED AGE        EACH FULL
MORE      BUT NOT     YEAR:
THAN     MORE THAN    FROM     TO
----     ---------    ----     ---
  0          40       250      250
 40          45       250      215
 45          50       215      185
 50          55       185      150
 55          60       150      130
 60          65       130      120
 65          70       120      115
 70          75       115      105
 75          90       105      105
 90          95       105      100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that, when applicable, may increase the Minimum Amount Insured in excess of the figures shown in the schedule above. This limitation is known as the "guideline premium limitation," and it is generally applicable during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. Both sets of examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT
STATED AMOUNT: $50,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 X 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT
STATED AMOUNT: $50,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the

Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 X 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 X 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).

Death Benefits are payable within seven days of the Company's receipt of satisfactory proof of the Insured's death. The amount of Death Benefit paid to the Policy Beneficiary may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment," page 2.) If the Insured commits suicide within two years following the issue date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion", page 11) In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," page 6, for effects of partial cash surrenders on Death Benefits.)

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option at any time prior to the Insured's death by sending a written request to the Company. There is no direct consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits" on page 26. However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in the gross income of the Policy Owner. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than the minimum amount of $50,000. Contact your registered representative for more information.

PAYMENT OPTIONS

Proceeds payable under the Policy will be paid in a lump sum, unless the Policy Owner or Beneficiary selects one of the Company's payment options. Payment of proceeds which exceed the Death Benefit may be deferred for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless the Company consents to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount
     OPTION 2 -- Payments for a Fixed Period
     OPTION 3 -- Amounts Held at Interest
     OPTION 4 -- Monthly Life Income
     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income
     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor OPTION 7 -- Joint and Last Survivor Monthly Life Income -- Monthly Payment
                 Reduces on Death of First Person Named
     OPTION 8 -- Other Options

The Company will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $50, the Company may make payments less often. If the Company has declared a higher rate under an option at the date the first payment under an option is due, the Company will base the payments on the higher rate.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

The Company may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. If the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date. In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

CHANGES IN STATED AMOUNT

A Policy Owner may request in writing that the Stated Amount of the Policy be increased or decreased, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;
     2) to other increases in the reverse order in which they occurred;
     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, the Company may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be as shown on the new Policy Summary which the Company will send to the Policy Owner. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

MATURITY AND MATURITY EXTENSION BENEFITS

If the Insured is living on the Maturity Date (the anniversary of the Policy Date on which the Insured is age 95), the Company will pay the Policy Owner the Cash Value of the Policy, less any outstanding Policy loan or Deduction Amount due and unpaid. The Policy Owner must surrender the Policy to the Company before such payment can be made, at which point the Policy will terminate and the Company will have no further obligations under the Policy.

Upon the Insured's attaining age 94, and at any time during the twelve months thereafter, the Policy Owner may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). (This Maturity Extension Benefit may not be available in all jurisdictions.) After the Company has received such request, but prior to the Maturity date, the Policy will continue in force until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. Upon termination of the Maturity Extension Benefit, a Death Benefit will be paid as follows. On the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value and less any Deduction Amounts due but not paid. After the Maturity Date, the Death Benefit will be the Cash Value less any Loan Account Value. The Death Benefit is based on the experience of the Investment Options selected and is variable and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.

The Company intends that the Policy and the Maturity Extension Benefit be considered life insurance for tax purposes. The Death Benefit is designed to comply with Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, the Company does not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. The Policy Owner should consult his or her own personal tax adviser prior to the exercise of the Maturity Extension Benefit to assess any potential tax liability.

                THE SEPARATE ACCOUNT AND THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL II FOR VARIABLE LIFE INSURANCE (FUND UL II)

Fund UL II was established on October 17, 1995 pursuant to the insurance laws of the state of Connecticut, and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). The assets of Fund UL II will be invested exclusively in shares of the Investment Options. Fund UL II meets the definition of a Separate Account under the federal securities laws, and will comply with the provisions of the 1940 Act. Registration of Fund UL II with the SEC does not involve supervision by the SEC of the management or investment policies of Fund UL II. Additionally, the operations of Fund UL II are subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. The Section contains no restrictions on the investments of Fund UL II, and the Commissioner has adopted no regulations under the Section that affect Fund UL II.

Under Connecticut law, the assets of Fund UL II will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy offered by this Prospectus. The assets held in Fund UL II are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

THE INVESTMENT OPTIONS

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added or withdrawn as permitted by applicable law. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.

The Investment Options currently available under Fund UL II are as follows:

      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
AIM Capital Appreciation        Seeks capital appreciation by   Smith Barney Mutual Funds
Portfolio                       investing primarily in common   Management, Inc.
                                stock, with emphasis on         Subadviser: AIM Capital
                                medium sized and smaller        Management, Inc.
                                emerging growth companies.
Alliance Growth Portfolio       Seeks long-term growth of       Smith Barney Mutual Funds
                                capital by investing            Management, Inc.
                                predominantly in equity         Subadviser: Alliance Capital
                                securities of companies with    Management
                                a favorable outlook for
                                earnings and whose rate of
                                growth is expected to exceed
                                that of the U.S. economy over
                                time. Current income is only
                                an incidental consideration.
Dreyfus Stock Index Fund        Seeks to provide investment     Mellon Equity Associates
                                results that correspond to
                                the price and yield
                                performance of publicly
                                traded common stocks in the
                                aggregate, as represented by
                                the Standard & Poor's 500
                                Composite Stock Price Index.
Fidelity VIP Equity-Income      Seeks reasonable income by      Fidelity Management &
Portfolio                       investing primarily in          Research Company
                                income-producing equity
                                securities; in choosing these
                                securities, the portfolio
                                manager will also consider
                                the potential for capital
                                appreciation. The Portfolio's
                                goal is to achieve a yield
                                which exceeds the composite
                                yield on the securities
                                comprising the Standard &
                                Poor's 500 Composite Stock
                                Price Index.

      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
Fidelity VIP Growth Portfolio   Seeks capital appreciation by   Fidelity Management &
                                investing primarily in common   Research Company
                                stocks of well-known,
                                established companies and
                                smaller, emerging growth
                                companies, although its
                                investments are not
                                restricted to any one type of
                                security. Capital
                                appreciation may also be
                                found in other types of
                                securities, including bonds
                                and preferred stocks.
Fidelity VIP High Income        Seeks to obtain a high level    Fidelity Management &
Portfolio                       of current income by            Research Company
                                investing primarily in high
                                yielding, lower rated,
                                fixed-income (high risk)
                                securities, while also
                                considering growth of
                                capital.
Fidelity VPI II Asset Manager   Seeks high total return with    Fidelity Management &
Portfolio                       reduced risk over the long-     Research Company
                                term by allocating its assets
                                among stocks, bonds and
                                short-term fixed-income
                                instruments.
MFS Total Return Portfolio      Seeks to obtain above-average   Smith Barney Mutual Funds
                                income (compared to a           Management, Inc.
                                portfolio entirely invested     Subadviser: Massachusetts
                                in equity securities)           Financial Services Company.
                                consistent with the prudent
                                employment of capital.
                                Generally, at least 40% of
                                the Portfolio's assets will
                                be invested in equity
                                securities.
Smith Barney High Income        Seeks high current income.      Smith Barney Mutual Funds
Portfolio                       Capital appreciation is a       Management, Inc.
                                secondary objective. The
                                Portfolio will invest at
                                least 65% of its assets in
                                high-yielding corporate debt
                                obligations and preferred
                                stock.

      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
Smith Barney Income and         Seeks current income and        Smith Barney Mutual Funds
Growth Portfolio                long-term growth of income      Management, Inc.
                                and capital by investing
                                primarily, but not
                                exclusively, in common
                                stocks.
Smith Barney Total Return       Seeks to provide total          Smith Barney Mutual Funds
Portfolio                       return, consisting of           Management, Inc.
                                long-term capital
                                appreciation and income. The
                                Portfolio will seek to
                                achieve its goal by investing
                                primarily in a diversified
                                portfolio of dividend-paying
                                common stock.
Templeton Asset Allocation      Seeks high level of total       Templeton Investment Counsel,
Fund                            return with reduced risk over   Inc.
  (Class 1)                     the long term through a
                                flexible policy of investing
                                in stocks of companies in any
                                nation and debt obligations
                                of companies and governments
                                of any nation. Changes in the
                                asset mix will be adjusted in
                                an attempt to capitalize on
                                total return potential
                                produced by changing economic
                                conditions throughout the
                                world.
Templeton Bond Fund             Seeks high current income       Templeton Investment Counsel,
  (Class 1)                     through a flexible Policy of    Inc.
                                investing primarily in debt
                                securities of companies,
                                governments and government
                                agencies of various nations
                                throughout the world.
Templeton Stock Fund            Seeks capital growth through    Templeton Investment Counsel,
  (Class 1)                     a policy of investing           Inc.
                                primarily in common stocks
                                issued by companies, large
                                and small, in various nations
                                throughout the world.
Travelers Cash Income Trust     Seeks to provide high current   The Travelers Asset
                                income while emphasizing        Management International
                                preservation of capital and     Corporation (TAMIC)
                                maintaining a high degree of
                                liquidity by investing in
                                short-term money market
                                securities deemed to present
                                minimal credit risks.
                                Allocations to this portfolio
                                are neither insured nor
                                guaranteed.

      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
Travelers Capital               Seeks growth of capital         TAMIC
Appreciation Fund               through the use of common       Subadviser: Janus Capital
                                stocks. Income is not an        Corporation
                                objective. The Fund invests
                                principally in common stocks
                                of small to large companies
                                which are expected to
                                experience wide fluctuations
                                in price in both rising and
                                declining markets.
Travelers Managed Assets        Seeks high total investment     TAMIC
Trust                           return with reduced risk        Subadviser: The Travelers
                                through a fully managed         Investment Management Company
                                investment Policy. Assets of    (TIMCO)
                                the Managed Assets Trust will
                                be invested in a portfolio of
                                U.S. stocks, bonds and money
                                market securities.
Travelers U.S. Government       Selects investments from the    TAMIC
Securities Portfolio            point of view of an investor
                                concerned primarily with
                                highest credit quality,
                                current income and total
                                return. The assets of the
                                U.S. Government Securities
                                Portfolio will be invested in
                                direct obligations of the
                                United States, its agencies
                                and instrumentalities.
Travelers Utilities Portfolio   Seeks to provide current        Smith Barney Mutual Funds
                                income through investment in    Management, Inc.
                                equity and debt securities of
                                companies in the utility
                                industries.
Travelers Zero Coupon Bond      Seeks to provide as high an     TAMIC
Fund Portfolio 1998             investment return as            Subadviser: TIMCO
                                consistent with the
                                preservation of capital
                                investing in primarily zero
                                coupon securities that pay
                                cash income but are acquired
                                by the Portfolio at
                                substantial discounts from
                                their values at maturity. The
                                Zero Coupon Bond Fund
                                Portfolios may not be
                                appropriate for Policy Owners
                                who do not plan to have their
                                premiums invested in shares
                                of the Portfolios for the
                                long term or until maturity.

      INVESTMENT OPTION             INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
-----------------------------   -----------------------------   -----------------------------
Travelers Zero Coupon Bond      Seeks to provide as high an     TAMIC
Fund Portfolio 2000             investment return as            Subadviser: TIMCO
                                consistent with the
                                preservation of capital
                                investing in primarily zero
                                coupon securities that pay
                                cash income but are acquired
                                by the Portfolio at
                                substantial discounts from
                                their values at maturity. The
                                Zero Coupon Bond Fund
                                Portfolios may not be
                                appropriate for Policy Owners
                                who do not plan to have their
                                premiums invested in shares
                                of the Portfolios for the
                                long term or until maturity.
Travelers Zero Coupon Bond      Seeks to provide as high an     TAMIC
Fund Portfolio 2005             investment return as            Subadviser: TIMCO
                                consistent with the
                                preservation of capital
                                investing in primarily zero
                                coupon securities that pay
                                cash income but are acquired
                                by the Portfolio at
                                substantial discounts from
                                their values at maturity. The
                                Zero Coupon Bond Fund
                                Portfolios may not be
                                appropriate for Policy Owners
                                who do not plan to have their
                                premiums invested in shares
                                of the Portfolios for the
                                long term or until maturity.

Each Investment Option is subject to certain investment restrictions which may not be changed without the approval of a "majority vote of the outstanding voting securities" of that Fund (as defined in the Investment Company Act of 1940). There is no assurance that the Investment Options will achieve their stated objectives.

More detailed information regarding the Investment Options may be found in the current prospectuses for the Investment Options; these prospectuses are included with and must accompany this Prospectus. Policy Owners are urged to read these documents carefully before investing.

GENERAL

All investment income of and other distributions to each Investment Option of Fund UL II arising from the applicable Investment Option are reinvested in shares of that Investment Option at net asset value. The income and realized gains or losses on the assets of each Investment Option of Fund UL II are therefore separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company will purchase shares in the Investment Options in connection with premium payments allocated to the applicable Funds in accordance with Policy Owners' directions and will redeem shares in the Investment Options to meet Policy obligations or make adjustments in reserves, if any. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.

ACCUMULATION UNIT VALUES

The Accumulation Unit Value for each segment of the Separate Account was initially established at $1. Thereafter, the Accumulation Unit Values will vary to reflect the investment experience of the applicable Investment Option and will be determined on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Investment Option for the Valuation Period then ended. The Net Investment Factor for each of the Investment Options is equal to the net asset value per share of the corresponding Investment Option at the end of the Valuation Period (plus the per share amount of any dividends or capital gain distributions by that Fund, if the dividend date occurs in the Valuation Period then ended, and plus or minus any per share credit or charge by the Company for any tax reserves) divided by the net asset value per share of the corresponding Investment Option at the beginning of the Valuation Period (plus or minus any per share credit or charge by the Company for any tax reserves), and subtracting from that amount any applicable administrative expense charge, and mortality and expense risk charge.

Applicants should refer to the prospectuses for each of the Investment Options for a description of how the assets of each Investment Option are valued. These valuation procedures directly affect the Accumulation Unit Value of the Investment Option, and therefore the Cash Value of the Policy.

All valuations made under the Policy (e.g., the determination of Cash Value or Cash Surrender Value, Policy loans, partial cash surrenders, payment of death benefits, and the determination of the number of Accumulation Units to be credited to a Policy with each Net Premium payment), will be made on the Valuation Date next following the Company's receipt of the request.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. Although neither the Company nor the Investment Options currently foresees any such disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts between such Policy Owners and to determine what action, if any, should be taken in response thereto. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

SUBSTITUTION

The Company reserves the right, subject to compliance with appropriate state and federal laws, to make additions to, deletions from, or substitutions for Fund UL II and the Investment Options which fund the Policy. If shares of any of the Investment Options should no longer be available for purchase by the Fund UL II, or if, in the judgment of the Company further investment in such shares becomes inappropriate for purposes of the Policy, shares of another open-end management investment company, or a portfolio thereof, may be substituted for shares of the Investment Options held in the Investment Options. Substitution may be made with respect to both existing investments and the investment of any future Premium Payments. However, no substitution of securities will be made without prior notice to Policy Owners, and without prior approval of the Securities and Exchange Commission, all to the extent required by the 1940 Act or other applicable law. Subject to Policy Owner approval, the Company reserves the right to end Fund UL II's registration under the 1940 Act.

                             TRANSFER OF CASH VALUE
--------------------------------------------------------------------------------

As long as the Policy remains in effect, the Policy Owner may request that all or a portion of the Cash Value of a particular Investment Option be transferred to other Investment Options.

The Company reserves the right to restrict the number of such transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers. The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

As a result of a transfer, the number of Accumulation Units credited to the Investment Option from which the transfer is made will be reduced by the number obtained by dividing the amount transferred from the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request. The number of Accumulation Units credited to the Investment Option to which the transfer is made will be increased by the number obtained by dividing the amount transferred to the Investment Option by the Accumulation Unit Value of that Investment Option on the Valuation Date on which the Company receives the transfer request.

                  DOLLAR-COST AVERAGING (AUTOMATED TRANSFERS)
--------------------------------------------------------------------------------

You may establish automated transfers of Policy Values on a monthly or quarterly basis from certain of the Investment Option to other Investment Option through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy, including provisions relating to the transfer of money between Investment Options. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Fund UL II's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL II that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL II during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The following chart reflects the guaranteed maximum .80% mortality and expense risk charge and
 .10% administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. For information about the Charges and Deductions assessed under the Policy, see page 3. For illustrations of how these charges affect Cash Values and Death Benefits, see the Illustrations beginning on page 29. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

                    AVERAGE ANNUAL RETURNS THROUGH 12/31/96

           UNDERLYING INVESTMENT OPTIONS               ONE YEAR    THREE YEARS    FIVE YEARS    TEN YEARS
----------------------------------------------------   --------    -----------    ----------    ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio                      13.84%            --            --            --
Alliance Growth Portfolio                               28.12%            --            --            --
Capital Appreciation Fund (Janus Sub-Adviser)           26.95%        17.39%        16.53%        11.79%
Dreyfus Stock Index Fund                                21.35%        18.00%        13.56%            --
Fidelity VIP Equity-Income Portfolio                    13.20%        17.11%        16.86%            --
Fidelity VIP Growth Portfolio                           13.62%        14.70%        14.09%            --
Smith Barney Income & Growth Portfolio                  18.66%            --            --            --
Smith Barney Total Return Portfolio                     24.23%            --            --            --
Utilities Portfolio (Smith Barney Sub-Adviser)           6.47%            --            --            --
Templeton's Stock Fund                                  21.24%        13.39%        15.46%            --
BOND FUNDS
Fidelity VIP High Income Portfolio                      12.96%         9.61%        13.88%        10.09%
Smith Barney High Income Portfolio                      12.10%            --            --            --
Templeton's Bond Fund                                    8.43%         5.19%         6.08%            --
Travelers U.S. Gov't Securities Portfolio                0.53%         5.05%            --            --
Travelers Zero Coupon Bond Portfolio 1998                3.12%            --            --            --
Travelers Zero Coupon Bond Portfolio 2000                1.84%            --            --            --
Travelers Zero Coupon Bond Portfolio 2005                0.52%            --            --            --
BALANCED FUNDS
Fidelity VIP II Asset Manager Portfolio                 13.52%         6.98%        10.22%            --
MFS Total Return Portfolio                              13.37%            --            --            --
Templeton's Asset Allocation Fund                       17.73%        11.18%        12.94%            --
Travelers Managed Assets Trust                          12.71%        11.18%         9.18%        10.11%
MONEY MARKET FUNDS
Travelers Cash Income Trust(1)                           3.42%         3.02%         2.53%            --

The information presented in the above chart represents the percentage change in the value of an Accumulation Unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, as well as the guaranteed maximum 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

(1) An investment in Cash Income Trust is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                        MARKETLIFE HYPOTHETICAL EXAMPLE2
                MALE NONSMOKER AGE 40 WITH A LEVEL DEATH BENEFIT
               OF $300,000 AND ANNUAL PREMIUM PAYMENTS OF $5,000

                                                    ONE YEAR                              FIVE YEARS
                                      ------------------------------------   ------------------------------------
                                        TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
   UNDERLYING INVESTMENT OPTION       INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
----------------------------------    ----------   -----------   ---------   ----------   -----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio      $5,000       $ 4,267      $ 1,451          N/A          N/A          N/A
Alliance Growth Portfolio                5,000         4,894        2,041          N/A          N/A          N/A
Capital Appreciation Fund (Janus
  Sub-Adviser)                           5,000         4,845        1,994     $ 25,000      $32,628      $30,746
Dreyfus Stock Index Fund                 5,000         4,608        1,772       25,000       30,817       28,935
Fidelity VIP Equity-Income
  Portfolio                              5,000         4,264        1,449       25,000       30,539       28,657
Fidelity VIP Growth Portfolio            5,000         4,282        1,465       25,000       29,112       27,230
Smith Barney Income & Growth
  Portfolio                              5,000         4,495        1,665          N/A          N/A          N/A
Smith Barney Total Return
  Portfolio                              5,000         4,730        1,886          N/A          N/A          N/A
Smith Barney Utilities Portfolio         5,000         3,981        1,182          N/A          N/A          N/A
Templeton's Stock Fund                   5,000         4,603        1,767       25,000       30,268       28,386
BOND FUNDS
Fidelity VIP High Income Portfolio       5,000         4,254        1,439       25,000       26,511       24,629
Smith Barney High Income Portfolio       5,000         4,218        1,405          N/A          N/A          N/A
Templeton's Bond Fund                    5,000         4,064        1,260       25,000       22,244       20,362
Travelers U.S. Gov't Securities
  Portfolio                              5,000         3,732          948       25,000       20,515       18,633
Travelers Zero Coupon Bond
  Portfolio 1998                         5,000         3,841        1,050          N/A          N/A          N/A
Travelers Zero Coupon Bond
  Portfolio 2000                         5,000         3,787        1,000          N/A          N/A          N/A
Travelers Zero Coupon Bond
  Portfolio 2005                         5,000         3,732          948          N/A          N/A          N/A
BALANCED FUNDS
Fidelity VIP II Asset Manager
  Portfolio                              5,000         4,278        1,461       25,000       24,743       22,860
MFS Total Return Portfolio               5,000         4,272        1,455          N/A          N/A          N/A
Templeton's Asset Allocation Fund        5,000         4,455        1,628       25,000       27,804       25,922
Travelers Managed Assets Trust           5,000         4,244        1,429       25,000       25,668       23,786
MONEY MARKET FUNDS
Travelers Cash Income Trust              5,000         3,853        1,062       25,000       19,644       17,762

The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.5%, the guaranteed maximum 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance and a contract administrative charge (in this example, the administrative charge is 0%).

(2) These hypothetical examples show the effect of the performance quoted on cash values. Performance, loans and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

The benefits illustrated above may differ for other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as the age and underwriting of the classification of the insured (which could result in higher costs of insurance). Because MarketLife is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.

EXAMPLE OF POLICY CHARGES

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification).
--------------------------------------------------------------------------------

Male, Age 35
Preferred Non-Smoker
Annual Premium: $850.00
Hypothetical Gross Annual Investment Rate of Return: 8%*
Face Amount: $100,000
Level Death Benefit Option
Current Charges

                                                                                   TOTAL MONTHLY DEDUCTION
                                 SURRENDER CHARGES             SALES CHARGE          FOR THE POLICY YEAR
                          -------------------------------      COMPONENT OF      ----------------------------
                                           ADMINISTRATIVE       SURRENDER         COST OF
POLICY     CUMULATIVE     SALES CHARGE         CHARGE         CHARGE AS % OF     INSURANCE     ADMINISTRATIVE
 YEAR       PREMIUMS       COMPONENT         COMPONENT          CUM. PREM.        CHARGES         CHARGES
------     ----------     ------------     --------------     --------------     ---------     --------------
   1       $   850.00        $91.20           $ 364.80             10.73%         $ 145.00         $96.00
   2       $ 1,700.00        $90.40           $ 361.60              5.32%         $ 157.00         $96.00
   3       $ 2,550.00        $90.00           $ 360.00              3.53%         $ 168.00         $96.00
   5       $ 4,250.00        $92.80           $ 371.20              2.18%         $ 190.00         $    0
  10       $ 8,500.00        $59.40           $ 237.60              0.70%         $ 250.00         $    0

* Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                                 MISCELLANEOUS
--------------------------------------------------------------------------------

VOTING RIGHTS

In accordance with its view of present applicable law, the Company will vote the shares of the Investment Options at regular and special meetings of the shareholders of the Investment Options in accordance with instructions from Policy Owners (or the Policy beneficiaries, as the case may be) having a voting interest in Fund UL II. The Company will vote shares for which no instructions have been given or shares which are not otherwise attributable to Policy Owners in the same proportion as it votes shares for which it has received instructions. If the 1940 Act or any rule promulgated thereunder should be amended, however, or if the Company's present interpretation should change and, as a result, the Company determines it is permitted to vote the shares of the Investment Options in its own right, it may elect to do so.

The voting interests of the Policy Owner (or the Beneficiary) in the Investment Options will be determined as follows: Policy Owners may cast one vote for each $100 of Cash Value of the Policy allocated to the Investment Option, the assets of which are invested in the particular Investment Option on the record date for the shareholder meeting for that Fund. Fractional votes are counted.

If, however, a Policy Owner has taken a loan secured by the Policy, amounts transferred from the Investment Option(s) to the Loan Account in connection with the loan will not be considered in determining the voting interests of the Policy Owner.

Policy Owners should review the prospectuses for the Investment Options to determine matters on which shareholders may vote and the definition of a majority vote required on some matters.

DISREGARDING VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, the Company may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the investment objective or policies of Fund UL II or one of the Investment Options, or to approve or disapprove an investment advisory Policy of one of the Investment Options. In addition, the Company may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any of the Investment Options which are initiated by a Policy Owner if the Company reasonably disapproves of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if the Company determines that the change would have an adverse effect on its general account in that the proposed investment policy for an Investment Option may result in overly speculative or unsound investments. In the event that the Company does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policy Owners.

SUSPENSION OF VALUATION

The Company reserves the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted;
(3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Investment Options is not reasonably practicable or it is not reasonably practicable to determine the value of the Investment Option's net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 50% of the actual premium paid in the first twelve months. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. Tower Square Securities, Inc. ("Tower Square"), an indirect wholly owned subsidiary of Travelers Group, Inc., serves as principal underwriter of the Policies described herein.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Policy, Fund UL II or any of the Investment Options.

Legal matters in connection with federal laws and regulations affecting the issue and sale of the variable universal life insurance Policy described in this Prospectus and the organization of the Company, its authority to issue the Policy under Connecticut law and the validity of the forms of the Policy under Connecticut law have been passed on by General Counsel of the Company.

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P., independent accountants, 100 Pearl Street, Hartford, Connecticut, are the independent auditors for Fund UL II. The services provided to Fund UL II include primarily the audit of Fund UL II's financial statements. The financial statements of Fund UL II for the year ended December 31, 1996 have been audited by Coopers & Lybrand L.L.P., as indicated in their report thereon and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

The financial statements of The Travelers Life and Annuity Company as of December 31, 1996 and 1995, and for each of the years in the three-year period ended December 31, 1996, have been included herein in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.

REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits, to which reference is made for further information concerning Fund UL II, the Investment Options, the Company and the Policy.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

                            TAX STATUS OF THE POLICY
--------------------------------------------------------------------------------

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

                        TAX TREATMENT OF POLICY BENEFITS
--------------------------------------------------------------------------------

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

In light of Policy premium requirements, a Policy will, in almost all cases, be a modified endowment contract. (See, however, the discussion below on a Policy issued in exchange for another life insurance contract.)

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the owner and no part of a loan will constitute income to the owner. However, the treatment of loans taken on earnings after the tenth Policy Year, or of loans taken to acquire a Travelers long-term care policy is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax or the earnings or the realized capital gains attributable to Fund UL II. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL II under future tax law.

                                   MANAGEMENT
--------------------------------------------------------------------------------

              DIRECTORS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Directors and Executive Officers of The Travelers Life and Annuity Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Travelers Group Inc. include, prior to December 31, 1993, Primerica Corporation or its predecessors.

-------------------------------------------------------------------------------------------------
                           DIRECTOR
   NAME AND POSITION         SINCE                         PRINCIPAL BUSINESS
-------------------------------------------------------------------------------------------------

Jay S. Benet............      1996      Senior Vice President since February 1994 and Vice
Director                                President (1990-1994) of The Travelers Life and Annuity
                                        Company; Partner (1986-1990) of Coopers & Lybrand.
-------------------------------------------------------------------------------------------------
Ian R. Stuart...........      1996      Senior Vice President since November, 1996, Chief
Director                                Financial Officer; Chief Accounting Officer and
                                        Controller since March 1996, Vice President (1991-1996)
                                        of The Travelers Life and Annuity Company.
-------------------------------------------------------------------------------------------------
Katherine M. Sullivan...      1996      Senior Vice President and General Counsel since May 1996
Director                                of The Travelers Life and Annuity Company; Senior Vice
                                        President and General Counsel (1994-1996) Connecticut
                                        Mutual; Special Counsel & Chief of Staff (1988-1994)
                                        Aetna Life & Casualty.
-------------------------------------------------------------------------------------------------
George C. Kokulis.......      1996      Senior Vice President since September 1995, Vice
Director                                President (1993-1995) of The Travelers Life and Annuity
                                        Company.
-------------------------------------------------------------------------------------------------
Michael A. Carpenter....      1995      Chairman since June 1996 and President and Chief
Director                                Executive Officer since June 1995 of The Travelers Life
                                        and Annuity Company; Executive Vice President of
                                        Travelers Group Inc. since January 1995; Chairman,
                                        President and Chief Executive Officer (1989-1994), Kidder
                                        Peabody Group Inc.
-------------------------------------------------------------------------------------------------
Robert I. Lipp..........      1992      Chairman, President and Chief Executive Officer since
Director                                April 1996 of Travelers/Aetna Property Casualty Corp.;
                                        Chief Executive Officer and Director since December 1993
                                        of The Travelers Insurance Group Inc.; Vice Chairman and
                                        Director of Travelers Group Inc. since 1991; Chairman and
                                        Chief Executive Officer of Commercial Credit Company
                                        (1991-1993); Executive Vice President (1986-1991),
                                        Primerica Corporation.
-------------------------------------------------------------------------------------------------
Marc P. Weill...........      1994      Senior Vice President-Investments since 1993 and Chief
Director                                Investment Officer since 1995 of The Travelers Insurance
                                        Group Inc.; Senior Vice President and Chief Investment
                                        Officer of Travelers Group Inc. since 1992; Vice
                                        President (1990-1992), Primerica Corporation; Vice
                                        President (1989-1990), Smith Barney Inc.
-------------------------------------------------------------------------------------------------

           SENIOR OFFICERS OF THE TRAVELERS LIFE AND ANNUITY COMPANY

The following are the Senior Officers of The Travelers Life and Annuity Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

                  NAME                             POSITION WITH INSURANCE COMPANY
---------------------------------------------------------------------------------------------
Stuart Baritz                            Senior Vice President
Barry Jacobson                           Senior Vice President
Russell H. Johnson                       Senior Vice President
Warren H. May                            Senior Vice President
Elizabeth C. Georgakopoulos              Senior Vice President
Christine M. Modie                       Senior Vice President
David A. Tyson                           Senior Vice President
F. Denney Voss                           Senior Vice President

Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).

The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and 0.67% for Investment Option expenses and thereafter 0.45% for mortality and expense risks, 0.00% for administrative expenses, and 0.67% for Investment Option expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during 1996.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.71%, 4.29%, and 10.29%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -1.26%, 4.74%, and 10.74%, respectively on a current and guaranteed basis thereafter.

The actual charges under a Policy for expenses of the Investment Options will depend on the actual allocation of Cash Value and may be higher or lower than those illustrated.

The charge for Investment Option expenses for all illustrations is an average of the investment advisory fees and other expenses charged by all of the Investment Options. The Investment

Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect. For the year ended December 31, 1996, these reimbursement agreements affected the total operating expenses of the Investment Options as follows:

     1. The Company has agreed to reimburse Capital Appreciation Fund (CAF), Cash Income Trust (CIT), Managed Assets Trust (MAT), the U.S. Government Securities Portfolio (USGSP) and the Utilities Portfolio, for the amount by which each fund's aggregate annual expenses, including investment advisory fees, but excluding brokerage commissions, interest charges and taxes, exceed 1.25%. The expense reimbursement agreement did not affect the operating expenses of CIT, CAF, MAT, USGSP or Utilities Portfolio during 1996.

     2. The Company has agreed to reimburse Travelers Zero Coupon Bond Portfolio 1998, 2000 and 2005 for the amount by which each Fund's aggregate annual expenses, including investment advisory fees but excluding brokerage commissions, interest charges and taxes, exceed .15%. In the absence of the reimbursement agreement with the Company, the operating expenses in 1996 would have been 2.82%, 2.49% and 2.17%, respectively.

     3. The administrator and investment adviser for the Dreyfus Stock Index Fund have agreed to reimburse the Fund for expenses in excess of 0.40%.

     4. No reimbursement arrangements were in effect for the Templeton Stock, Bond and Asset Allocation Funds during 1996.

     5. FMR or the Fidelity funds have entered into varying arrangements with third parties who either paid or reduced a portion of the fund's expenses. Without this reduction, Total Underlying Fund Expenses would have been: Equity Income Portfolio, 0.58%, Growth Portfolio, 0.69%; and Asset Manager Portfolio, 0.74%. No reimbursement arrangement affected the High Income Portfolio.

     6. During the fiscal year ended October 31, 1996, there were no fees waived or expenses reimbursed for the Smith Barney Income and Growth Portfolio, Alliance Growth Portfolio, Smith Barney High Income Portfolio, or the MFS Total Return Portfolio.

Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

As stated above, the examples illustrate values that would result based upon hypothetical uniform gross investment rates of return of 0%, 6% and 12%. The values would be different from those shown if the gross rates averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages.

The illustrations also assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

The illustrations do not reflect any charges for federal income taxes against Fund UL II, since the Company is not currently deducting such charges from Fund UL II. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                                       Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,595.63

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          1,675       150,000      150,000      150,000        1,004        1,079        1,155            0            0
2          3,435       150,000      150,000      150,000        1,978        2,192        2,415          890        1,091
3          5,282       150,000      150,000      150,000        2,915        3,332        3,785        1,879        2,271
4          7,221       150,000      150,000      150,000        3,956        4,645        5,425        2,964        3,612
5          9,258       150,000      150,000      150,000        4,956        5,992        7,212        4,012        4,986
6         11,396       150,000      150,000      150,000        5,914        7,374        9,163        5,021        6,393
7         13,641       150,000      150,000      150,000        6,834        8,795       11,296        5,993        7,886
8         15,999       150,000      150,000      150,000        7,716       10,256       13,632        6,931        9,455
9         18,474       150,000      150,000      150,000        8,559       11,760       16,192        7,864       11,065
10        21,073       150,000      150,000      150,000        9,360       13,303       18,998        8,773       12,716
15        36,153       150,000      150,000      150,000       12,557       21,511       37,606       12,557       21,511
20        55,399       150,000      150,000      150,000       14,572       31,211       69,011       14,572       31,211


YEAR     12%
------------------------
1             9
2         1,301
3         2,697
4         4,345
5         6,133
6         8,146
7        10,387
8        12,831
9        15,497
10       18,411
15       37,606
20       69,011

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                                       Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,595.63

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          1,675       150,000      150,000      150,000          521          581          641            0            0
2          3,435       150,000      150,000      150,000        1,000        1,152        1,312            0          114
3          5,282       150,000      150,000      150,000        1,434        1,711        2,016          487          747
4          7,221       150,000      150,000      150,000        2,251        2,697        3,208        1,361        1,781
5          9,258       150,000      150,000      150,000        3,012        3,683        4,482        2,185        2,816
6         11,396       150,000      150,000      150,000        3,715        4,668        5,843        2,954        3,849
7         13,641       150,000      150,000      150,000        4,357        5,647        7,299        3,665        4,878
8         15,999       150,000      150,000      150,000        4,933        6,613        8,852        4,315        5,894
9         18,474       150,000      150,000      150,000        5,437        7,562       10,510        4,895        6,892
10        21,073       150,000      150,000      150,000        5,869        8,490       12,284        5,409        7,903
15        36,153       150,000      150,000      150,000        6,984       12,828       23,479        6,984       12,828
20        55,399       150,000      150,000      150,000        5,810       16,222       40,903        5,810       16,222


YEAR     12%
---------------------------------
1             0
2           264
3         1,034
4         2,261
5         3,567
6         4,954
7         6,431
8         8,051
9         9,815
10       11,697
15       23,479
20       40,903

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                                         Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,968.75

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------
1          2,067       150,000      150,000      150,000        1,270        1,364        1,458          117          205
2          4,238       150,000      150,000      150,000        2,495        2,762        3,041        1,376        1,627
3          6,517       150,000      150,000      150,000        3,676        4,198        4,766        2,594        3,085
4          8,910       150,000      150,000      150,000        4,955        5,819        6,797        3,903        4,715
5         11,423       150,000      150,000      150,000        6,177        7,476        9,005        5,160        6,381
6         14,061       150,000      150,000      150,000        7,351        9,177       11,416        6,371        8,088
7         16,831       150,000      150,000      150,000        8,473       10,924       14,052        7,534        9,903
8         19,740       150,000      150,000      150,000        9,550       12,722       16,942        8,655       11,809
9         22,794       150,000      150,000      150,000       10,578       14,571       20,111        9,771       13,764
10        26,001       150,000      150,000      150,000       11,542       16,460       23,576       10,843       15,761
15        44,607       150,000      150,000      150,000       15,460       26,633       46,779       15,460       26,633
20        68,354       150,000      150,000      150,000       17,125       38,001       85,775       17,125       38,001


YEAR     12%
------------------------------------------
1           294
2         1,890
3         3,619
4         5,635
5         7,818
6        10,287
7        13,031
8        16,029
9        19,304
10       22,877
15       46,779
20       85,775

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                                         Face Amount $150,000
Preferred, Non-Smoker                                                      Annual Premium $1,968.75

          TOTAL
         PREMIUMS               DEATH BENEFIT                            CASH VALUE                 CASH SURRENDER VALUE
         WITH 5%      ----------------------------------     ----------------------------------     ---------------------
YEAR     INTEREST        0%           6%          12%           0%           6%          12%           0%           6%
-------------------------------------------------------------------------------------------------------------------------

1          2,067       150,000      150,000      150,000          716          791          868            0            0
2          4,238       150,000      150,000      150,000        1,367        1,563        1,770          316          500
3          6,517       150,000      150,000      150,000        1,951        2,311        2,708          973        1,311
4          8,910       150,000      150,000      150,000        2,893        3,474        4,139        1,965        2,511
5         11,423       150,000      150,000      150,000        3,756        4,623        5,653        2,884        3,699
6         14,061       150,000      150,000      150,000        4,533        5,750        7,255        3,723        4,867
7         16,831       150,000      150,000      150,000        5,212        6,843        8,942        4,469        6,002
8         19,740       150,000      150,000      150,000        5,785        7,890       10,715        5,115        7,094
9         22,794       150,000      150,000      150,000        6,240        8,877       12,572        5,650        8,128
10        26,001       150,000      150,000      150,000        6,565        9,790       14,515        6,063        9,095
15        44,607       150,000      150,000      150,000        5,962       12,797       25,695        5,962       12,797
20        68,354       150,000      150,000      150,000          169       11,409       40,606          169       11,409


YEAR     12%
---------------------------------------------------
1             0
2           695
3         1,685
4         3,136
5         4,667
6         6,281
7         7,975
8         9,802
9        11,765
10       13,816
15       25,695
20       40,606

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE      MALE      FEMALE
---     ------     ------
 0        2.80       2.42
 1        2.69       2.47
 2        2.59       2.48
 3        2.58       2.47
 4        2.58       2.47
 5        2.58       2.47
 6        2.58       2.47
 7        2.60       2.49
 8        2.62       2.52
 9        2.66       2.56
10        2.72       2.62
11        2.80       2.68
12        2.89       2.76
13        3.01       2.84
14        3.13       2.94
15        3.25       3.04
16        3.38       3.16
17        3.51       3.28
18        3.62       3.40
19        3.72       3.47
20        3.81       3.53
21        3.90       3.60
22        3.98       3.67
23        4.05       3.73
24        4.08       3.71
25        4.13       3.76
26        4.30       3.93
27        4.45       4.09
28        4.61       4.26
29        4.76       4.41
30        4.92       4.60
31        5.12       4.80
32        5.32       5.02
33        5.52       5.22
34        5.74       5.46
35        5.98       5.71
36        6.33       6.01
37        6.66       6.31
38        7.01       6.64
39        7.34       6.97
40        7.69       7.34
41        8.17       7.75
42        8.66       8.18
43        9.14       8.62
44        9.63       9.11
45       10.11       9.59
46       10.79      10.13
47       11.47      10.70

AGE      MALE      FEMALE
---     ------     ------
48       12.15      11.29
49       12.83      11.89
50       13.51      12.51
51       14.42      13.18
52       15.34      13.86
53       16.24      14.53
54       17.16      15.29
55       18.07      16.10
56       19.43      17.11
57       20.79      18.20
58       22.16      19.35
59       23.52      20.51
60       24.88      21.68
61       27.11      22.98
62       29.34      24.27
63       31.57      25.59
64       33.80      27.01
65       36.03      28.57
66       38.86      30.12
67       41.70      31.63
68       44.52      33.29
69       47.36      35.39
70       49.76      37.75
71       54.39      40.67
72       59.04      44.16
73       63.71      48.15
74       68.41      52.54
75       72.60      57.27
76       80.21      62.20
77       87.34      67.37
78       94.52      73.00
79      101.76      79.30
80      109.06      86.49
81      120.34      94.56
82      131.76     103.39
83      143.32     112.96
84      155.03     123.28
85      166.88     138.49
86      170.39     149.27
87      177.17     159.84
88      191.28     171.55
89      208.18     185.73
90      241.15     203.75
91      254.21     225.63
92      282.60     250.53
93      314.35     278.47
94      349.51     309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          2.04            1.84            1.63
   1          2.04            1.84            1.63
   2          2.04            1.84            1.63
   3          2.04            1.84            1.63
   4          2.04            1.84            1.63
   5          2.19            1.97            1.75
   6          2.19            1.97            1.75
   7          2.21            1.99            1.77
   8          2.23            2.01            1.78
   9          2.26            2.03            1.81
  10          2.39            2.15            1.91
  11          2.46            2.21            1.97
  12          2.54            2.29            2.03
  13          2.65            2.39            2.12
  14          2.75            2.48            2.20
  15          2.76            2.48            2.21
  16          2.77            2.49            2.22
  17          2.79            2.51            2.23
  18          2.82            2.54            2.26
  19          2.90            2.61            2.32
  20          2.86            2.57            2.29
  21          2.93            2.64            2.34
  22          2.99            2.69            2.39
  23          3.04            2.74            2.43
  24          3.06            2.75            2.45
  25          3.08            2.77            2.46
  26          3.14            2.83            2.51
  27          3.25            2.93            2.60
  28          3.37            3.03            2.70
  29          3.47            3.12            2.78
  30          3.49            3.14            2.79
  31          3.64            3.28            2.91
  32          3.78            3.40            3.02

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          3.92            3.53            3.14
  34          4.08            3.67            3.26
  35          4.19            3.77            3.35
  36          4.43            3.99            3.54
  37          4.66            4.19            3.73
  38          4.91            4.42            3.93
  39          5.14            4.63            4.11
  40          5.69            5.12            4.55
  41          6.05            5.45            4.84
  42          6.41            5.77            5.13
  43          6.76            6.08            5.41
  44          7.13            6.42            5.70
  45          7.18            6.46            5.74
  46          7.66            6.89            6.13
  47          8.14            7.33            6.51
  48          8.63            7.77            6.90
  49          9.11            8.20            7.29
  50         10.00            9.00            8.00
  51         10.67            9.60            8.54
  52         11.35           10.22            9.06
  53         12.02           10.82            9.62
  54         12.70           11.43           10.16
  55         13.01           11.71           10.41
  56         13.99           12.69           11.19
  57         14.97           13.47           11.98
  58         15.96           14.36           12.77
  59         16.93           15.24           13.54
  60         17.91           16.12           14.33
  61         19.52           17.57           15.82
  62         21.12           19.01           16.90
  63         22.73           20.46           18.18
  64         24.34           21.91           19.47
  65+        25.40           22.85           20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                 APPENDIX B(1)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                            Sales Charge Component*
                                  (First Year)

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          0.41            0.37           0.33
   1          0.41            0.37           0.33
   2          0.41            0.37           0.33
   3          0.41            0.37           0.33
   4          0.41            0.37           0.33
   5          0.44            0.39           0.35
   6          0.44            0.39           0.35
   7          0.44            0.40           0.35
   8          0.45            0.40           0.36
   9          0.45            0.41           0.36
  10          0.48            0.43           0.38
  11          0.49            0.44           0.39
  12          0.51            0.46           0.41
  13          0.53            0.48           0.42
  14          0.55            0.50           0.44
  15          0.55            0.50           0.44
  16          0.55            0.50           0.44
  17          0.56            0.50           0.45
  18          0.56            0.51           0.45
  19          0.58            0.52           0.46
  20          0.57            0.51           0.46
  21          0.59            0.53           0.47
  22          0.60            0.54           0.48
  23          0.61            0.55           0.49
  24          0.61            0.55           0.49
  25          0.62            0.54           0.48
  26          0.63            0.57           0.50
  27          0.65            0.59           0.52
  28          0.67            0.61           0.54
  29          0.69            0.62           0.56
  30          0.70            0.63           0.56
  31          0.73            0.66           0.58
  32          0.76            0.68           0.60

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.78            0.71           0.63
  34          0.82            0.73           0.65
  35          0.84            0.75           0.67
  36          0.89            0.80           0.71
  37          0.93            0.84           0.75
  38          0.98            0.88           0.79
  39          1.03            0.93           0.82
  40          1.14            1.02           0.91
  41          1.21            1.09           0.97
  42          1.28            1.15           1.03
  43          1.35            1.22           1.08
  44          1.43            1.28           1.14
  45          1.44            1.29           1.15
  46          1.53            1.38           1.23
  47          1.63            1.47           1.30
  48          1.73            1.55           1.38
  49          1.82            1.64           1.46
  50          2.00            1.80           1.60
  51          2.13            1.92           1.71
  52          2.27            2.04           1.82
  53          2.40            2.16           1.92
  54          2.54            2.29           2.03
  55          2.60            2.34           2.08
  56          2.80            2.52           2.24
  57          2.99            2.69           2.40
  58          3.19            2.87           2.55
  59          3.39            3.05           2.71
  60          3.58            3.22           2.87
  61          3.90            3.51           3.12
  62          4.22            3.80           3.38
  63          4.55            4.09           3.64
  64          4.87            4.38           3.89
  65+         5.08            4.57           4.06

*This is the sales charge portion of the Per Thousand of Stated Amount Surrender
 Charge. It equals 20% of the charge shown in Appendix B. It decreases 10% each year over the 10 year period.

APPENDIX B(1) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE -- SALES CHARGE COMPONENT

                                 APPENDIX B(2)
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                        Administrative Charge Component*
                                  (First Year)

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          1.63            1.47            1.30
   1          1.63            1.47            1.30
   2          1.63            1.47            1.30
   3          1.63            1.47            1.30
   4          1.63            1.47            1.30
   5          1.75            1.58            1.40
   6          1.75            1.58            1.40
   7          1.77            1.59            1.42
   8          1.78            1.61            1.42
   9          1.81            1.62            1.45
  10          1.91            1.72            1.53
  11          1.97            1.77            1.58
  12          2.03            1.83            1.62
  13          2.12            1.91            1.70
  14          2.20            1.98            1.76
  15          2.21            1.98            1.77
  16          2.22            1.99            1.78
  17          2.23            2.01            1.78
  18          2.26            2.03            1.81
  19          2.32            2.09            1.86
  20          2.29            2.06            1.83
  21          2.34            2.11            1.87
  22          2.39            2.15            1.91
  23          2.43            2.19            1.94
  24          2.45            2.20            1.96
  25          2.46            2.17            1.93
  26          2.51            2.26            2.01
  27          2.60            2.34            2.08
  28          2.70            2.42            2.16
  29          2.78            2.50            2.22
  30          2.79            2.51            2.23
  31          2.91            2.62            2.33
  32          3.02            2.72            2.42

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          3.14            2.82            2.51
  34          3.26            2.94            2.61
  35          3.35            3.02            2.68
  36          3.54            3.19            2.83
  37          3.73            3.35            2.98
  38          3.93            3.54            3.14
  39          4.11            3.70            3.29
  40          4.55            4.10            3.64
  41          4.84            4.36            3.87
  42          5.13            4.62            4.10
  43          5.41            4.86            4.33
  44          5.70            5.14            4.56
  45          5.74            5.17            4.59
  46          6.13            5.51            4.90
  47          6.51            5.86            5.21
  48          6.90            6.22            5.52
  49          7.29            6.56            5.83
  50          8.00            7.20            6.40
  51          8.54            7.68            6.83
  52          9.08            8.18            7.26
  53          9.62            8.66            7.70
  54         10.16            9.14            8.13
  55         10.41            9.37            8.33
  56         11.19           10.07            8.95
  57         11.98           10.78            9.58
  58         12.77           11.49           10.22
  59         13.54           12.19           10.83
  60         14.33           12.90           11.46
  61         15.62           14.06           12.50
  62         16.90           15.21           13.52
  63         18.18           16.37           14.54
  64         19.47           17.53           15.58
  65+        20.32           18.29           16.26

*This is the administrative portion of the Per Thousand of Stated Amount
 Surrender Charge. It equals 80% of the charge shown in Appendix B.

APPENDIX B(2) -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE ADMINISTRATIVE CHARGE

                                   APPENDIX C
                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                  NON-SMOKERS

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0
   1
   2
   3
   4
   5
   6
   7
   8
   9
  10
  11
  12
  13
  14
  15
  16
  17
  18
  19
  20          0.08            0.00           0.00
  21          0.08            0.00           0.00
  22          0.08            0.00           0.00
  23          0.08            0.00           0.00
  24          0.08            0.00           0.00
  25          0.08            0.00           0.00
  26          0.08            0.00           0.00
  27          0.08            0.00           0.00
  28          0.08            0.00           0.00
  29          0.08            0.00           0.00
  30          0.08            0.00           0.00
  31          0.08            0.00           0.00
  32          0.08            0.00           0.00

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.08            0.00           0.00
  34          0.08            0.00           0.00
  35          0.08            0.00           0.00
  36          0.08            0.00           0.00
  37          0.08            0.00           0.00
  38          0.08            0.00           0.00
  39          0.08            0.00           0.00
  40          0.08            0.00           0.00
  41          0.08            0.00           0.00
  42          0.08            0.00           0.00
  43          0.08            0.00           0.00
  44          0.08            0.00           0.00
  45          0.08            0.00           0.00
  46          0.08            0.00           0.00
  47          0.09            0.00           0.00
  48          0.09            0.00           0.00
  49          0.10            0.00           0.00
  50          0.10            0.00           0.00
  51          0.11            0.00           0.00
  52          0.11            0.00           0.00
  53          0.12            0.00           0.00
  54          0.12            0.00           0.00
  55          0.12            0.00           0.00
  56          0.13            0.00           0.00
  57          0.13            0.00           0.00
  58          0.14            0.00           0.00
  59          0.14            0.00           0.00
  60          0.15            0.00           0.00
  61          0.15            0.00           0.00
  62          0.15            0.00           0.00
  63          0.15            0.00           0.00
  64          0.15            0.00           0.00
  65+         0.15            0.00           0.00

APPENDIX C -- CURRENT MONTHLY ADMINISTRATIVE CHARGE

                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                    SMOKERS

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          0.12            0.08           0.00
   1          0.12            0.08           0.00
   2          0.12            0.08           0.00
   3          0.12            0.08           0.00
   4          0.12            0.08           0.00
   5          0.12            0.08           0.00
   6          0.13            0.08           0.00
   7          0.14            0.08           0.00
   8          0.15            0.08           0.00
   9          0.16            0.08           0.00
  10          0.16            0.08           0.00
  11          0.16            0.08           0.00
  12          0.16            0.08           0.00
  13          0.16            0.08           0.00
  14          0.16            0.08           0.00
  15          0.16            0.08           0.00
  16          0.16            0.08           0.00
  17          0.16            0.08           0.00
  18          0.16            0.08           0.00
  19          0.16            0.08           0.00
  20          0.16            0.08           0.00
  21          0.16            0.08           0.00
  22          0.16            0.08           0.00
  23          0.16            0.08           0.00
  24          0.16            0.08           0.00
  25          0.16            0.08           0.00
  26          0.16            0.09           0.00
  27          0.17            0.09           0.00
  28          0.17            0.09           0.00
  29          0.18            0.09           0.00
  30          0.18            0.09           0.00
  31          0.18            0.09           0.00
  32          0.18            0.09           0.00

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.19            0.09           0.00
  34          0.19            0.09           0.00
  35          0.19            0.09           0.00
  36          0.20            0.09           0.00
  37          0.21            0.10           0.00
  38          0.22            0.10           0.00
  39          0.23            0.10           0.00
  40          0.23            0.10           0.00
  41          0.24            0.10           0.00
  42          0.24            0.10           0.00
  43          0.24            0.10           0.00
  44          0.24            0.10           0.00
  45          0.24            0.10           0.00
  46          0.25            0.11           0.00
  47          0.26            0.11           0.00
  48          0.27            0.11           0.00
  49          0.28            0.11           0.00
  50          0.29            0.15           0.00
  51          0.30            0.15           0.00
  52          0.32            0.15           0.00
  53          0.33            0.15           0.00
  54          0.34            0.15           0.00
  55          0.35            0.15           0.00
  56          0.35            0.15           0.00
  57          0.35            0.15           0.00
  58          0.36            0.15           0.00
  59          0.36            0.15           0.00
  60          0.36            0.15           0.00
  61          0.38            0.15           0.00
  62          0.38            0.15           0.00
  63          0.38            0.15           0.00
  64          0.39            0.15           0.00
  65+         0.39            0.15           0.00

                                 APPENDIX C(1)
                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                            SMOKERS AND NON-SMOKERS

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
   0          0.16            0.08           0.00
   1          0.16            0.08           0.00
   2          0.16            0.08           0.00
   3          0.16            0.08           0.00
   4          0.16            0.08           0.00
   5          0.16            0.08           0.00
   6          0.16            0.08           0.00
   7          0.16            0.08           0.00
   8          0.16            0.08           0.00
   9          0.16            0.08           0.00
  10          0.16            0.08           0.00
  11          0.16            0.08           0.00
  12          0.16            0.08           0.00
  13          0.16            0.08           0.00
  14          0.16            0.08           0.00
  15          0.16            0.08           0.00
  16          0.16            0.08           0.00
  17          0.16            0.08           0.00
  18          0.16            0.08           0.00
  19          0.16            0.08           0.00
  20          0.16            0.08           0.00
  21          0.16            0.08           0.00
  22          0.16            0.08           0.00
  23          0.16            0.08           0.00
  24          0.16            0.08           0.00
  25          0.16            0.08           0.00
  26          0.16            0.09           0.00
  27          0.17            0.09           0.00
  28          0.17            0.09           0.00
  29          0.18            0.09           0.00
  30          0.18            0.09           0.00
  31          0.18            0.09           0.00
  32          0.18            0.09           0.00

                        STATED AMOUNT
          ------------------------------------------
ISSUE       $50,000        $500,000       $1,000,000
 AGE      TO $499,999     TO $999,999     AND ABOVE
-----     -----------     -----------     ----------
  33          0.19            0.09           0.00
  34          0.19            0.09           0.00
  35          0.19            0.09           0.00
  36          0.20            0.09           0.00
  37          0.21            0.10           0.00
  38          0.22            0.10           0.00
  39          0.23            0.10           0.00
  40          0.23            0.10           0.00
  41          0.24            0.10           0.00
  42          0.24            0.10           0.00
  43          0.24            0.10           0.00
  44          0.24            0.10           0.00
  45          0.24            0.10           0.00
  46          0.25            0.11           0.00
  47          0.26            0.11           0.00
  48          0.27            0.11           0.00
  49          0.28            0.11           0.00
  50          0.29            0.15           0.00
  51          0.30            0.15           0.00
  52          0.32            0.15           0.00
  53          0.33            0.15           0.00
  54          0.34            0.15           0.00
  55          0.35            0.15           0.00
  56          0.35            0.15           0.00
  57          0.35            0.15           0.00
  58          0.36            0.15           0.00
  59          0.36            0.15           0.00
  60          0.36            0.15           0.00
  61          0.38            0.15           0.00
  62          0.38            0.15           0.00
  63          0.38            0.15           0.00
  64          0.39            0.15           0.00
  65+         0.39            0.15           0.00

APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

                                   MARKETLIFE

                                   PROSPECTUS

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                     THE TRAVELERS LIFE AND ANNUITY COMPANY
                             HARTFORD, CONNECTICUT

L-12539                                                                May, 1997